UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 9, 2005

Enbridge Energy Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10934	39-1715850
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Louisiana, Suite 3300, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 821-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2003, Enbridge Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a global shelf registration statement on Form S-3 (Registration No. 333-106660) (the "Registration Statement"). The Commission declared the Registration Statement effective on August 5, 2003. On February 9, 2005, the Partnership entered into a Common Unit Purchase Agreement relating to the sale of up to 2,506,500 units representing limited partner interests in the Partnership (the "Units"). On February 10, 2005, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Form 8-K relating to the issuance of the Units are hereby incorporated into such Registration Statement by reference.

Item 9.01. Financial Statements and Exhibits.

1.1 Common Unit Purchase Agreement.
5.1 Opinion of Fulbright & Jaworski L.L.P.
8.1 Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.
23.1 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).
23.2 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enbridge Energy Partners, L.P.

February 9, 2005	By:	Mark A. Maki

Name: Mark A. Maki
Title: Vice President - Finance

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Exhibit Index

Exhibit No.	Description

1.1	Common Unit Purchase Agreement.
5.1	Opinion of Fulbright & Jaworski L.L.P.
8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.
23.1	Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).
23.2	Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).